UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2006

LINENS HOLDING CO.
LINENS ‘N THINGS, INC.
LINENS ‘N THINGS CENTER, INC.
(Exact names of registrants as specified in their charters)

Delaware	333-135646-12	20-4192917
Delaware	001-12381	22-3463939
California	333-135646-11	59-2740308
(States or other jurisdictions	(Commission File	(IRS Employer
of incorporation)	Numbers)	Identification Nos.)

6 Brighton Road, Clifton, New Jersey  07015
(Address of principal executive offices)  (Zip Code)

(973) 778-1300
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

On August 16, 2006, Linens Holding Co. (“Holding”), the parent of Linens ‘n Things, Inc. (the “Company”), entered into a subscription agreement (the “Subscription Agreement”) with George G. Golleher, a director of each of Holding and the Company, pursuant to which it sold to Mr. Golleher 10,000 shares of Holding common stock for $50.00 per share.  A copy of the Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition, on August 16, 2006, Holding entered into a joinder agreement (the “Joinder Agreement”) with Mr. Golleher, pursuant to which Mr. Golleher agreed to become a party to that certain Stockholders’ Agreement, dated as of February 14, 2006, between Holding and the stockholders party thereto.  A copy of the Joinder Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

In connection with Mr. Golleher’s stock purchase, effective on August 16, 2006, Holding granted him a non-qualified stock option to purchase 10,000 shares of Holding common stock outside of the Linens Holding Co. Stock Option Plan.  The stock option has an exercise price of $50.00 per share, expires seven years after the date of grant, and is fully vested and exercisable.  A copy of the option grant letter is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

The descriptions of the Subscription Agreement, the Joinder Agreement, and the option grant letter do not purport to be complete and are qualified in their entirety by reference to the respective documents.

Item 9.01                Financial Statements and Exhibits.

(d)                   Exhibits.

10.1                           Subscription Agreement, dated August 16, 2006, between Linens Holding Co. and George G. Golleher.

10.2                           Joinder Agreement, dated August 16, 2006, by and between Linens Holding Co. and George G. Golleher.

10.3                           Option Grant Letter, dated August 16, 2006, from Linens Holding Co. to George G. Golleher.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  August 18, 2006

LINENS HOLDING CO.
LINENS ‘N THINGS, INC.
LINENS ‘N THINGS CENTER, INC.
(Registrants)

By:	/s/ FRANCIS M. ROWAN
Francis M. Rowan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Subscription Agreement, dated August 16, 2006, between Linens Holding Co. and George G. Golleher.

10.2	Joinder Agreement, dated August 16, 2006, by and between Linens Holding Co. and George G. Golleher.

10.3	Option Grant Letter, dated August 16, 2006, from Linens Holding Co. to George G. Golleher.